Note 15 - Income Tax - Effective Income Tax Rate Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Income tax expense using combined statutory rate of 26.5% (2021 - 26.5%, 2020 - 26.5%)	$ 51,405	$ 55,386
Permanent differences	584	749
Adjustments to tax liabilities for prior periods	230	610
Non-deductible stock-based compensation	4,782	3,908
Foreign, state and provincial tax rate differential	(8,043)	(8,047)
Other taxes	16	269
Total	$ 48,974	$ 52,875